UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 6, 2009

GEN2MEDIA CORPORATION
(Exact name of registrant as specified in charter)

Nevada	333-147932	26-1358844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7658 Municipal Drive, Orlando, FL                   32819
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: (321) 293-3360

Copies to:
Marc J. Ross, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 6, 2009 the Board of Directors adopted the Gen2Media Corporation Nonqualified Stock Option Plan.

On November 6, 2009, the Board of Directors approved the modification of contracts for each of its officers.

The three founding officers, Mark Argenti, Mary Spio and Ian McDaniel agreed to a reduction in cash compensation.  Additionally, each individual agreed to forgo amounts due and outstanding under the previous contract.  In exchange for these modifications, the Company has agreed to issue each individual restricted Common Stock.  Each individual shall receive 200,000 shares that vest immediately and an allocation of additional shares each quarter over the remaining life of the contract.  The quarterly allocation of shares is 64,792, 29,521, and 29,636 for Mark Argenti, Mary Spio and Ian McDaniel, respectively.  All Common Stock issued in conjunction with these contracts shall be restricted for a period of two years from the date of vesting.

The contract for Thomas Moreland was extended for one year through December 31, 2012.  In connection with this extension, the Board authorized the issuance 500,000 shares of restricted Common Stock and provided Mr. Moreland with 1,000,000 Stock Options exercisable at fair market value of $.30 as of the date of the agreement.  Micheal Morgan’s contract was modified for his appointment to the Board of Directors.  The modification to the contract converts previously issued Stock Options at an exercise price of $0.01 to the issuance of 1,000,000 shares of restricted Common Stock.  The modification also establishes an exercise price for 2,000,000 previously issued Stock Options exercisable at fair market value of $0.30 as of the date of the agreement.  The restricted Common Stock vests immediately while the Stock Options vest over the life of the contracts.  Both the Common Stock and Stock Options are restricted for a period of two years from the date of the agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On November 6, 2009, the Board of Directors appointed Mr. Thomas Moreland, Chief Financial Officer and Treasurer to also act as its Secretary.

Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not applicable.

      (b)                      Pro forma financial information.

Not applicable.

(c)	Exhibits

Exhibit 10.1	Gen2Media Corporation 2009 Non-Qualified Stock Option Plan

Exhibit 10.2	Amendment to Executive Employment Agreement by and between Gen2Media Corporation and Mark Argenti dated November 10, 2009

Exhibit 10.3	Amendment to Executive Employment Agreement by and between Gen2Media Corporation and Mary Spio dated November 10, 2009

Exhibit 10.4	Amendment to Executive Employment Agreement by and between Gen2Media Corporation and Ian McDaniel dated November 10, 2009

Exhibit 10.5	Amendment to Executive Employment Agreement by and between Gen2Media Corporation and Thomas Moreland dated November 10, 2009

Exhibit 10.6	Amendment to Executive Employment Agreement by and between Gen2Media Corporation and Micheal Morgan dated November 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gen2Media Corporation

Dated: November 12, 2009	By:	/s/ Thomas Moreland
Name Thomas Moreland
Title Chief Financial Officer

ITEM 9.01  Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not applicable.

      (b)                      Pro forma financial information.

Not applicable.

(c)	Exhibits

Exhibit 10.1	Gen2Media Corporation 2009 Non-Qualified Stock Option Plan

Exhibit 10.2	Amendment to Executive Employment Agreement by and between Gen2Media Corporation and Mark Argenti dated November 10, 2009

Exhibit 10.3	Amendment to Executive Employment Agreement by and between Gen2Media Corporation and Mary Spio dated November 10, 2009

Exhibit 10.4	Amendment to Executive Employment Agreement by and between Gen2Media Corporation and Ian McDaniel dated November 10, 2009

Exhibit 10.5	Amendment to Executive Employment Agreement by and between Gen2Media Corporation and Thomas Moreland dated November 10, 2009

Exhibit 10.6	Amendment to Executive Employment Agreement by and between Gen2Media Corporation and Micheal Morgan dated November 10, 2009

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